SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                    FORM 8-K

                                  CURRENT REPORT

            Pursuant to Section 13 or 15(d) of the Securities Exchange Act


                                 February 15, 2002
                           ---------------------------------
                                   Date of Report
                           (Date of Earliest Event Reported)


                               SILK BOTANICALS.COM, INC.
               ------------------------------------------------------
               (Exact name of Registrant as Specified in its Charter)


                                 975 S. CONGRESS AVENUE
                                        SUITE 102
                               DELRAY BEACH, FLORIDA 33445
                         ----------------------------------------
                         (Address of Principal Executive Offices)


                                      (561) 265-3600
                              -------------------------------
                              (Registrant's Telephone Number)

         FLORIDA                       0-21725                 65-0886132
----------------------------        ----------------       -------------------
(State or other jurisdiction        (Commission File          (IRS Employer
      of incorporation)                  Number)           Identification No.)



ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On February 15, 2002, JRB Manufacturing Inc. ("JRB"), a Florida corporation, and its two shareholders entered into a Stock Purchase Agreement ("Agreement") with Silk Botanicals.Com, Inc. ("Registrant") regarding the sale of 100% of the outstanding shares of JRB to Registrant in exchange for 100,000 shares of Registrant common stock in a tax-free reorganization. The transaction closed on February 15, 2002. The transaction has been approved by consent of a majority of the Registrant's shareholders. JRB has been the Registrant's primary manufacturer of its silk botanical products, and Registrant intends that JRB will continue to do so. JRB's assets consist of certain inventory and equipment for manufacturing silk botanical products. The main purpose of the reorganization transaction was to simplify and consolidate the Registrant's silk botanical products business.

The purchase price was arrived at through negotiation between JRB and the Registrant.


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The shareholders of JRB were Joseph R. Bergmann, President and a director of the Registrant, and his wife, Regina M. Bergmann.

The foregoing summary of the terms of the Stock Purchase
Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Stock Purchase
Agreement, a copy of which is filed as Exhibit 2.3 hereto, and incorporated herein by reference.



Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS.

         (a) Financial Statements of Business Acquired. It is impractical to provide financial statements related to the transactions described herein at the time. If required, such financial statements will be filed within sixty (60) days of the latest required date of the filing of this Form 8-K Current Report.

         (b) Pro Forma Financial Information. If required, such pro forma financial statements will be filed within sixty
(60) days of the latest required date of the filing of this Form
8-K Current Report.

         (c)      Exhibits.

                  2.3 Stock Purchase Agreement dated as of February 15, 2002 between JRB Manufacturing Inc, and Registrant.

THE REGISTRANT UNDERTAKES TO FURNISH SUPPLEMENTALLY TO THE

COMMISSION UPON REQUEST A COPY OF ANY EXHIBIT OR SCHEDULE TO THE
STOCK PURCHASE AGREEMENT.


                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SILK BOTANICALS.COM, INC.


                                    BY: /s/ JOSEPH R. BERGMANN, PRESIDENT
                                       ----------------------------------


DATE: March 3, 2002



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